                                                                     EXHIBIT 4.4

                           THIRD AMENDMENT AND WAIVER


      This Third Amendment and Waiver (this "AMENDMENT") to the Credit Agreement (as defined below) is entered into as of June 2, 2000 by and among MacDERMID, INCORPORATED, a Connecticut corporation (the "COMPANY"), the several financial institutions party hereto (collectively, the "LENDERS"; individually, a "LENDER"), and BANK OF AMERICA, N.A., f/k/a/ Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., as letter of credit issuing bank, swing line lender and administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as defined below).

                                    RECITALS

      WHEREAS, the Company, the Lenders from time to time party thereto and the Administrative Agent are party to the Second Amended and Restated Multicurrency Credit Agreement, dated as of October 25, 1998, amended and restated as of December 15, 1998 and further amended and restated as of June 15, 1999 (as amended by that certain First Amendment dated as of September 24, 1999 and the Second Amendment dated as of November 12, 1999 and as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the "CREDIT AGREEMENT"); and

      WHEREAS, the Company, the Administrative Agent and the Majority Lenders desire to (i) permit the Company to increase the Aggregate Revolving Loan Commitment by $50,000,000 pursuant to SECTION 2.01(c)(ii) of the Credit Agreement; (ii) waive the notice provisions of SECTION 2.01(c)(ii) of the Credit Agreement; and (iii) amend SECTION 2.01(c)(ii) of the Credit Agreement asc specified below; and

      WHEREAS, each of the Lenders listed on EXHIBIT A hereto wishes to increase its Revolving Loan Commitment on the terms and conditions specified herein;

      NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

      SECTION 1. AMENDMENT. SECTION 2.01(c)(ii) of the Credit Agreement is hereby amended by (i) adding the language "(in addition to the increase occurring on June 2, 2000)" immediately after the phrase "the Company may" in the first sentence thereof; and (ii) by deleting the first parenthetical thereof before giving effect to this amendment and by replacing it with the following new parenthetical "(after giving effect to which the Aggregate Revolving Loan Commitment shall not exceed an amount equal to $225,000,000 less the aggregate amount of reductions to the Aggregate Revolving Loan Commitment effected on or prior to the date of such increase)".

      SECTION 2. NOTICE OF AGGREGATE REVOLVING LOAN COMMITMENT INCREASE. The Company hereby gives notice of its intention to increase the Aggregate Revolving Loan Commitment by $50,000,000 pursuant to SECTION 2.01(c)(ii) of the Credit Agreement such increase to be effective as of June 2, 2000.

      SECTION 3. WAIVER AND ACKNOWLEDGEMENT. The Administrative Agent and the Majority Lenders hereby waive the thirty (30) day notice requirement of SECTION 2.01(c)(ii) of the Credit Agreement and acknowledge the Company's intention to increase the Aggregate Revolving Loan Commitment by $50,000,000 as of June 2, 2000.

      SECTION 4. AGGREGATE REVOLVING LOAN COMMITMENT INCREASE. Each of the Lenders listed on EXHIBIT A attached hereto agrees to increase its existing Revolving Loan Commitment effective as of June 2, 2000 by the amount set forth opposite such Lender's name on EXHIBIT A and to make its pro-rata portion of the Revolving Loans requested by the Company on June 2, 2000 after giving effect to the increase in such Lender's Revolving Loan Commitment. The existing SCHEDULE
2.01 to the Credit Agreement is hereby amended to reflect the increases in the Revolving Loan Commitments of certain Lenders by replacing such schedule in its entirety with the SCHEDULE 2.01 attached hereto as EXHIBIT B.

      SECTION 5. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

            (a) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

            (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lenders under the Credit Agreement, or constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

            SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Administrative Agent and the Lenders as follows:

            (a) INCORPORATION OF REPRESENTATION AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in the Credit Agreement, as amended hereby, are true and correct in all material respects at and as of the Effective Date, as defined in SECTION 7 of this Agreement, (except to the extent specifically made with regard to a particular date in which case such representations and warranties shall be true and correct as of such date).

            (b) ABSENCE OF DEFAULT. Both immediately prior to and after giving effect to this Amendment, no Default or Event of Default will exist or will be continuing.

            (c) CORPORATE POWER AND AUTHORITY. The Company has the corporate power and authority to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment.

            (d) NO ADDITIONAL CONSENTS REQUIRED. No authorization or approval or other action by, and no notice to or registration with, any Person is required in connection with the execution, delivery and performance hereof other than those obtained and in full force and effect.

            (e) BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Company and by each Subsidiary Guarantor, and constitutes the legal, valid and binding obligation of each such Person a party thereto enforceable against such Person in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law).

            (f) NO VIOLATION OR CONFLICT. Neither execution, delivery and performance of this Amendment by the Company or any Subsidiary Guarantor nor the consummation of the transactions contemplated hereby will cause the Company (or any Subsidiary Guarantor, as the case may be) to be in default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any indenture, agreement, lease or instrument.

      SECTION 7. CONDITIONS TO EFFECTIVENESS OF THE AMENDMENT. This shall become effective upon the date of the satisfaction of the conditions set forth below (the "EFFECTIVE DATE"):

            (a) PROPER EXECUTION AND DELIVERY OF AMENDMENT. The Company, each Subsidiary Guarantor, the Administrative Agent, the Majority Lenders and each Lender listed on EXHIBIT A hereto shall have duly executed and delivered to Administrative Agent this Amendment.

            (b) DELIVERY OF NEW NOTES. The Company shall have duly executed and delivered to Administrative Agent a new Note for each Lender listed on EXHIBIT A reflecting the total amount of such Lender's Revolving Loan Commitment after giving effect to the increase in such Lender's Revolving Loan Commitment on the Effective Date.

            (c) REPRESENTATIONS AND WARRANTIES; DEFAULT; OFFICER'S CERTIFICATE. The representations and warranties set forth in Article VI of the Credit Agreement and in SECTION 6 of this Amendment shall be true and correct, except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct as of such specified date, and no Default or Event of Default shall have occurred or be continuing and the Administrative Agent shall have received a certificate executed by a Responsible Officer on behalf of the Company, dated the Effective Date, stating that the representations and warranties set forth in
ARTICLE VI of the Credit Agreement and in SECTION 6 of this Amendment are true and correct as of the date of the certificate, except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct as of such specified date, that no Default or Event of Default has occurred and is continuing, and that the conditions of this SECTION 7 have been fully satisfied or waived.

            (d) FEES. The Company shall have paid to Administrative Agent and the Lenders all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to Administrative Agent and the Lenders to the extent then due, including, without limitation, pursuant to
SECTION 8 of this Amendment.

            (e) NO CONFLICT. The execution of this Amendment and the consummation of the transactions contemplated hereby shall not violate or conflict with any law, rule or regulation or any material agreement, contract or other obligation binding upon or affecting the Company or any of its Subsidiaries or any of their properties or business.

            (f) NOTICE OF BORROWING. The Company shall have delivered to the Administrative Agent a Notice of Borrowing with respect to any Borrowing on the Effective Date.

      SECTION 8. FEES, COSTS AND EXPENSES. On the Effective Date: (a) the Company agrees to pay a fee to the Administrative Agent on behalf of each Lender (other than any Lender who has waived such fee) which has executed and delivered this Amendment on or prior to 10:00 a.m. E.S.T. on June 2, 2000 equal to $2,500 for each such Lender; (b) the Company agrees to pay an upfront fee to the Administrative Agent on behalf of each Lender (including Bank of America) listed on EXHIBIT A hereto equal to .20% of the amount of the increase in such Lender's Revolving Loan Commitment on the Effective Date; (c) the Company agrees to pay to the Administrative Agent for the Administrative Agent's own account those fees specified in that certain Fee Letter dated as of May 10, 2000 among the Company and the Administrative Agent; and (d) the Company also agrees to pay all reasonable costs and expenses in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Amendment and all other documents furnished pursuant hereto or in connection herewith, including without limitation, the reasonable fees and out-of-pocket expenses of Winston & Strawn, special counsel to Administrative Agent, or the reasonable allocated costs of staff counsel as well as the fees and out-of-pocket expenses of counsel, independent public accountants and other outside experts retained by Administrative Agent in connection with the administration of this Amendment.

      SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      SECTION 10. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

      SECTION 11. REAFFIRMATION OF GUARANTIES. Each Subsidiary Guarantor as a guarantor of the Obligations under the Subsidiary Guaranty and the other Loan Documents, hereby reaffirms its continuing obligations and liabilities thereunder, and agrees that such Subsidiary Guaranty and the other Loan Documents shall remain in full force and effect and cover and extend to all Obligations under the Credit Agreement (as amended hereby).

      SECTION 12. FACSIMILE TRANSMISSION COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   MacDERMID, INCORPORATED

                                   By: /s/ GREGORY M. BOLINGBROKE
                                       ---------------------------------
                                   Name:  Gregory M. Bolingbroke
                                         -------------------------------
                                   Title: Secretary
                                         -------------------------------



                                   MacDERMID TOWER, INC.
                                   MacDERMID TARTAN, INC.
                                   MacDERMID ACUMEN, INC.
                                   MacDERMID EQUIPMENT, INC.
                                   MacDERMID SOUTH ATLANTIC, INC.
                                   MacDERMID OVERSEAS ASIA,
                                    LIMITED
                                   MacDERMID EUROPE, INC.
                                   MacDERMID DELAWARE, INC.
                                   MacDERMID INVESTMENTS
                                    CORPORATION
                                   ELNIC, INC.
                                   MacDERMID SOUTH AMERICA, INC.
                                    SPECIALTY POLYMERS, INC.
                                   ECHO INVESTMENTS, INC.
                                   MCD ACQUISITION CORP.
                                   W. CANNING, INC.
                                   W. CANNING USA, LLC
                                   CANNING GUM, LLC

                                   By:   /s/ JOHN L. CORDANI
                                         -------------------------------
                                   Name: John L. Cordani
                                         -------------------------------
                                   Title: Secretary
                                         -------------------------------

                                   BANK OF AMERICA, N.A., f/k/a BANK
                                   OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, successor by
                                   merger to BANK OF AMERICA, N.A.,
                                   f/k/a NATIONSBANK, N.A.,
                                   as Administrative Agent

                                   By:   /s/ EILEEN C. HIGGINS
                                         -------------------------------
                                   Name:  Eileen C. Higgins
                                         -------------------------------
                                   Title: Vice President
                                         -------------------------------


                                   BANK OF AMERICA, N.A., f/k/a BANK
                                   OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, successor by
                                   merger to BANK OF AMERICA, N.A.,
                                   f/k/a NATIONSBANK, N.A.,
                                   Individually as a Lender, the Swing Line
                                   Lender and as the Issuing Bank

                                   By:   /s/ EILEEN C. HIGGINS
                                         -------------------------------
                                   Name:  Eileen C. Higgins
                                         -------------------------------
                                   Title: Vice President
                                         -------------------------------

                                   FLEET BANK, N.A., as Syndication Agent and as a Lender

                                   By:   /s/ DEANNE M. HORN
                                         -------------------------------
                                   Name:  Deanne M. Horn
                                         -------------------------------
                                   Title: Vice President
                                         -------------------------------


                                   THE BANK OF NEW YORK, as Co-Agent and as a Lender


                                   By:   /s/ GERALDINE TURKINGTON
                                         -------------------------------
                                   Name:  Geraldine Turkington
                                         -------------------------------
                                   Title: Vice President
                                         -------------------------------



                                   FIRST UNION NATIONAL BANK, as Co-Agent and as a Lender


                                   By:   /s/ ROBERT A. BROWN
                                         -------------------------------
                                   Name:  Robert A. Brown
                                         -------------------------------
                                   Title: Vice President
                                         -------------------------------

                                   LLOYDS TSB BANK PLC as Co-Agent and as
                                   a Lender


                                   By:   /s/ IAN DIMMOCK
                                         -----------------------------------
                                   Name:  Ian Dimmock
                                         -----------------------------------
                                   Title: Vice President Acquisition Finance
                                         -----------------------------------



                                   LLOYDS TSB BANK PLC as Co-Agent and as
                                   a Lender


                                   By:   /s/ DAVID RODWAY
                                         -----------------------------------
                                   Name:  David Rodway
                                         -----------------------------------
                                   Title: Assistant Director
                                         -----------------------------------



                                   THE CHASE MANHATTAN BANK


                                   By:   /s/ STACEY HAIMES
                                         -----------------------------------
                                   Name:  Stacey Haimes
                                         -----------------------------------
                                   Title: Vice President
                                         -----------------------------------




                                   COMERICA BANK


                                   By:   /s/ KIMBERLY KERSTEN
                                         -----------------------------------
                                   Name:  Kimberly Kersten
                                         -----------------------------------
                                   Title: Vice President
                                         -----------------------------------



                                   BANK ONE, N.A. (f/k/a/ THE FIRST NATIONAL
                                   BANK OF CHICAGO)



                                   By:   /s/ PATRICIA YEE
                                         -----------------------------------
                                   Name:  Patricia Yee
                                         -----------------------------------
                                   Title: Assistant Vice President
                                         -----------------------------------

                                   ABN AMRO BANK N.V.

                                   By:   /s/ GEORGE M. DUGAN
                                         -----------------------------------
                                   Name:  George M. Dugan
                                         -----------------------------------
                                   Title: Vice President
                                         -----------------------------------




                                   ABN AMRO BANK N.V.

                                   By:   /s/ JOHN W. DEGAN
                                         -----------------------------------
                                   Name:  John W. Degan
                                         -----------------------------------
                                   Title: Group Vice President
                                         -----------------------------------




                                   BANK OF MONTREAL

                                   By:   /s/ BRUCE PIETKA
                                         -----------------------------------
                                   Name:  Bruce Pietka
                                         -----------------------------------
                                   Title: Vice President
                                         -----------------------------------


                                   BANK OF TOYKO-MITSUBISHI TRUST COMPANY

                                   By:   /s/ PAMELA DONNELLY
                                         -----------------------------------
                                   Name:  Pamela Donnelly
                                         -----------------------------------
                                   Title: Vice President
                                         -----------------------------------

                                   UNICREDITO ITALIANO S.p.A., New York
                                   Branch

                                   By:   /s/ NICOLA LONGO DENTE
                                         -----------------------------------
                                   Name:  Nicola Longo Dente
                                         -----------------------------------
                                   Title: First Vice President
                                         -----------------------------------




                                   UNICREDITO ITALIANO S.p.A., New York
                                   Branch

                                   By:   /s/ SAIYED A. ABBAS
                                         -----------------------------------
                                   Name:  Saiyed A. Abbas
                                         -----------------------------------
                                   Title: Vice President
                                         -----------------------------------




                                   HSBC BANK USA

                                   By:   /s/ ALAN VITULICH
                                         -----------------------------------
                                   Name:  Alan Vitulich
                                         -----------------------------------
                                   Title: Vice President
                                         -----------------------------------




                                   FORTIS (USA) FINANCE LLC

                                   By:   /s/ EDDIE MATTHEWS
                                         -----------------------------------
                                   Name:  Eddie Matthews
                                         -----------------------------------
                                   Title: Senior Vice President
                                         -----------------------------------



                                   By:   /s/ ROBERT FAKHOURY
                                         -----------------------------------
                                   Name:  Robert Fakhoury
                                         -----------------------------------
                                   Title: Tresurer
                                         -----------------------------------

                                   DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG,
                                   CAYMAN ISLAND BRANCH

                                   By:   /s/ STEPHEN A. SANTORA
                                         -----------------------------------
                                   Name:  Stephen A. Santora
                                         -----------------------------------
                                   Title: Vice President
                                         -----------------------------------



                                   DG BANK DEUTSCHE
                                   GENOSSENSCHAFTSBANK AG, CAYMAN
                                   ISLAND BRANCH

                                   By:   /s/ RICHARD W. WILBERT
                                         -----------------------------------
                                   Name:  Richard W. Wilbert
                                         -----------------------------------
                                   Title: Vice President
                                         -----------------------------------




                                   THE ROYAL BANK OF SCOTLAND plc

                                   By:   /s/ SCOTT BARTON
                                         -----------------------------------
                                   Name:  Scott Barton
                                         -----------------------------------
                                   Title: Vice President
                                         -----------------------------------

                                    EXHIBIT A

                        COMMITMENTS TO REVOLVER INCREASE

NAME OF BANK                                         AMOUNT OF INCREASE

BANK OF AMERICA, N.A.                                $8,928,617.15

FIRST UNION NATIONAL BANK                            $15,000,000.00

LLOYD'S BANK Plc, MIAMI                              $7,500,000.00

BANK ONE, N.A.                                       $7,500,000.00

ABN AMRO BANK N.V.                                   $1,900,000.00

BANK OF TOKYO-MITSUBISHI TRUST COMPANY               $1,890,000.00

ROYAL BANK OF SCOTLAND Plc                           $2,000,000.00

UNICREDITO ITALIANO S.p.A., New York Branch          $2,857,142.85

HSBC                                                 $2,424,240.00